LEASE AGREEMENT
                                  (INDUSTRIAL GROSS)
                               BASIC LEASE INFORMATION

      LEASE DATE:         January 9, 1997

      LESSOR:             Aetna Life Insurance Company,
                          a Connecticut corporation

      LESSOR'S ADDRESS:   c/o Lincoln Property Company Management Services, Inc.
                          P.O. Box 19693, 30 Executive Park, Suite 100
                          Irvine,California 92614-9693

      LESSEE:             EIF Holdings, Inc.,
                          a Hawaii corporation

      LESSEE'S ADDRESS:   475 N. Muller Avenue
                          Anaheim,CA 92801

      PREMISES:           Approximately 14,669 square feet as shown on Exhibit A
                                                                       ---------

      PREMISES ADDRESS:   475 N. Muller Avenue
                          Anaheim,CA 92801

                          BUILDING:                     37,220 square feet
                          LOT (BUILDING'S TAX PARCEL):  APN# 072-071-25
                          PARK:                         260,967 square feet

      TERM: March 1,1997 ("Commencement Date"), through July 31, 2002 ("Expiration Date")

      BASE RENT           Eight Thousand Five Hundred Eight and 00/100 Dollars
      (<paragraph>3):     ($8,508.00) per month

      ADJUSTMENTS TO
      BASE RENT:          April 1,1997 - May 30,1997         $0.00 per month
                          June I ,1997 - September 30, 1999  $8,508.00 per month
                          October I, 1999 - July 31, 2002    $9,535.00 per month

      SECURITY DEPOSIT
      (<paragraph>4.A):   Nine Thousand Five Hundred Thirty-Five and 00/100
                          Dollars ($9,535.00)
      CLEANING DEPOSIT
      (<paragraph>4.B):   N/A

      TRASH AND WATER CHARGE
      (<paragraph>7):     N/A

      BASE YEAR FOR LESSEE'S SHARE OF EXPENSES:    1997
      *LESSEE'S SHARE OF INCREASES IN
      OPERATING EXPENSES
      (<paragraph>6.A):                            5.62% of the Park
      *LESSEE'S SHARE OF INCREASES IN TAX
      EXPENSES (<paragraph>6.B):                   39.41% of the Lot
      *LESSEE'S SHARE OF INCREASES IN COMMON
      AREA UTILITY COSTS (<paragraph>7):           5.62% of the Park
      *The amount of Lessee's Share of the increases in expenses as referenced above shall be subject to modification as set forth in this Lease.

      PERMITTED USES:               Administrative and sales offices for
                                    environmental contractor, and storage of contractor's materials, specifically excluding any and all hazardous or toxic materials as defined in Section 29 of the Lease.

      GENERAL LIABILITY INSURANCE   Bodily injury limit of not less than
      AMOUNT (<paragraph>12):       $1,000,000 per occurrence; Property damage
                                    limit of not less than $1,000,000 per
                                    occurrence; per occurrence; Combined single limit of not less than $2,000,000.

      UNRESERVED PARKING SPACES:    Fifty-Eight (58) nonexclusive and
                                    undesignated spaces


      BROKER (<paragraph>38):       Keith Wilson, The Seeley Company for Lessee
                                    Shawn Kelter & LR Sanders, Grubb & Ellis for
                                    Lessor

      EXHIBITS:                     Exhibit A - Premises, Building, Lot and/or
                                    Park
                                    Exhibit B - Tenant Improvements
                                    Exhibit C - Rules and Regulations
                                    Exhibit D - CC&Rs
                                    Exhibit E - Sign Criteria
                                    Exhibit F - Hazardous Materials Disclosure
                                    Certificate
                                    Exhibit G - Change of Commencement Date
                                    Exhibit H - Guaranty of Lease

      ADDENDA:                      Addendum I: Option to Extend the Lease

                                   LEASE AGREEMENT



        DATE: This Lease is made and entered into as of the Lease Date defined on Page 1. The Basic Lease information set forth on Page I and this Lease are and shall be construed as a single instrument.

        1.   PREMISES: Lessor hereby leases the Premises to Lessee upon the
             --------
        terms and conditions contained herein. Lessor hereby grants to Lessee a revocable license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Area of the Park, subject to the terms of this Lease.

        2.   ADJUSTMENT OF COMMENCEMENT DATE: CONDITION OF THE PREMISES:  If
             ----------------------------------------------------------
        Lessor cannot deliver possession of the Premises on the Commencement
        Date, Lessor shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered and the termination date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered by Lessor to Lessee. In the event the commencement date of this Lease is other than the Commencement Date provided on Page I, Lessor and Lessee shall execute a written amendment to this Lease, substantially in the form of EXHIBIT G hereto, wherein the parties shall specify the actual commencement date, termination date and the date on which Lessee is to commence paying Rent. Notwithstanding anything to the contrary contained herein or in Exhibit B hereto, if Lessor does not tender possession to Lessee of the Premises by July 1, 1997 (the "Outside Date") then Lessee may terminate this Lease by delivering written notice thereof to Lessor no later than the date which is ten (10) days after the actual Outside Date. If Lessee fails to timely terminate the Lease as and when provided herein, or if Lessor delivers to Lessee possession of the Premises at any time earlier than the Outside Date, then in either of such events Lessee's foregoing right to terminate this Lease as provided herein shall lapse and be null and void upon the earlier occurrence of such event and the Lease shall remain in full force and effect with Lessee having no further right to terminate this Lease.
        If Lessor does so timely deliver to Lessee possession of the Premises Lessee shall promptly deliver written notice to Lessor confirming same. In the event that Lessor permits Lessee to occupy the Premises prior to the Commencement Date, such occupancy shall be at Lessee's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Lessor shall have the right to impose such additional conditions on Lessee's early entry as Lessor shall deem appropriate. By taking possession of the Premises, Lessee shall be deemed to have accepted the Premises in a good, clean and completed condition and state of repair, in compliance with all applicable laws, codes, regulations, administrative orders and ordinances, and subject to all matters of record. Lessee hereby acknowledges and agrees that neither Lessor nor Lessor's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Lessee's business, Lessee's intended use of the Premises or for any other purpose, and that neither Lessor nor Lessor's agents or representatives has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease.


        3.   RENT: On the date that Lessee executes this Lease, Lessee shall
             ----
        deliver to Lessor the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Lessee is required to pay Base Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Lessee under Paragraph 12 of this Lease. Lessee agrees to pay Lessor, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described on Page 1, payable in advance at Lessor s address shown on Page I on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1, Lessee shall pay Lessor m advance and on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as additional rent Lessee's share, as set forth on Page 1, of Increases in Operating Expenses, Increases m Tax Expenses, Increases in Common Area Utility Costs, administrative expenses, Trash and Water Charge and Utility Expenses, as specified in Paragraphs 6.A., 6.B., 6.C. and 7 of this Lease, respectively. Additionally, Lessee shall pay to Lessor as additional rent hereunder, immediately on Lessor's demand therefor, any and all costs and expenses incurred by Lessor to enforce the provisions of this Lease, including, but not limited to, costs associated with any proposed assignment or subletting of all or any portion of the Premises by Lessee, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Lessor permits Lessee to occupy the Premises without requiring Lessee to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Lessee shall otherwise perform all other obligations of Lessee hereunder, including, but not limited to paying to Lessor any and all amounts considered additional rent, such as Lessee's share of Increases in Operating Expenses, Increases m Tax Expenses, Increases in Common Area Utility Costs, Trash and Water Charge, Utility Expenses, and administrative expenses. If, at any time, Lessee is in default of or otherwise breaches any term, condition or provision of this Lease, any such waiver by Lessor of Lessee's requirement to pay rental payments shall be null and void and Lessee shall immediately pay to Lessor all rental payments waived by Lessor. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month un which the date of termination occurs, as the case may be.

        4.   SECURITY DEPOSIT AND CLEANING DEPOSIT:
             -------------------------------------

                  A. Security Deposit: Upon Lessee's execution of this Lease, Lessee shall deliver to Lessor, as a Security Deposit for the performance by Lessee of its obligations under this Lease, the amount described on Page 1. If Lessee is in default, Lessor may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Lessor for all damages sustained by Lessor resulting from Lessee's default, including, but not limited to the Enforcement Expenses. Lessee shall, immediately on demand, pay to Lessor a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held up to the amount initially deposited with Lessor. Concurrently with any increase in the Base Rent, Lessee shall deliver to Lessor an amount equal to such increase, which amount shall be added to the Security Deposit being held by Lessor and be deemed a part of such Security Deposit thereafter. At any time after Lessee has defaulted hereunder, Lessor may require a reasonable increase in the amount of the Security Deposit required hereunder to be held for the then balance of the Lease term and Lessee shall, immediately on demand, pay to Lessor additional sums in the amount of such increase. As soon as practicable after the termination of this Lease, Lessor shall return the Security Deposit to Lessee, less such amounts as are reasonably necessary, as determined solely by Lessor, to remedy Lessee's default(s) hereunder or to other vise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Lessee shall promptly deliver to Lessor any and all of such excess sums as determined solely by Lessor. Lessor shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Lessee shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Lessee have the right to any use of the Security Deposit and, specifically, Lessee may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

        5.   CONDITION OF PREMISES: Lessee hereby accepts the Premises in its
             ---------------------
        current "as is" condition unless otherwise specified in EXHIBIT B, attached hereto and incorporated herein by this reference. If so specified in EXHIBIT B hereto, Lessor or Lessee, as the case may be, shall install the improvements ("Tenant Improvements") on the Premises as described and in accordance with the terms, conditions, criteria and provisions set forth in EXHIBIT B, attached and incorporated herein by this reference. Lessee acknowledges that neither Lessor nor any of Lessor's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Lessee's business or for any other purpose, and that neither Lessor nor any of Lessor's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in EXHIBIT B to this Lease.

        6.   EXPENSES:
             --------

             A. Operating Expenses: In addition to the Base Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all Operating Expenses in excess of the amount of said expenses for the calendar year in which this Lease commenced ("Increases in Operating Expenses") as additional rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Lessor in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. The amount of Lessee's share of Increases in Operating Expenses shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor, as reasonably determined by Lessor, including, but not limited to modifications due to the sale or addition of a building or additional space within the Lot or the Park. These Operating Expenses may include, but are not limited to:

                       (i) Lessor's cost of non-structural repairs to and
                  maintenance of the roof and exterior walls of the Building;

                  (ii) Lessor's cost of maintaining the outside paved area,
             landscaping and other common areas for the Park. The term "Common Area" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leased exclusively to other tenants. The Common Area includes, but is not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities;

                  (iii) Lessor's annual cost of insurance insuring against
             fire and extended coverage (including, if Lessor elects, "all risk" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common
             Area), and rental value insurance against loss of Rent in am amount equal to the amount of Rent for a period of at least six
             (6) months commencing on the date of loss;

                  (iv) Lessor's cost of modifications to the Building, the
             Common Area and/or the Park occasioned by any rules, laws or regulations effective subsequent to the commencement of the Lease;


                  (v) Lessor's cost of modifications to the Building, the
             Common Area and/or the Park occasioned by any rules, laws or regulations arising from Lessee's use of the Premises regardless of when such rules, laws or regulations became effective;

                  (vi) If Lessor elects to so procure, Lessor's cost of
             preventative maintenance, repair and replacement contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, and trash or refuse collection;

                  (vii) Lessor's cost of security and fire protection services for the Park, if in Lessor's sole discretion such services are provided;

                  (viii) Lessor's establishment of reasonable reserves for
             replacements and/or repairs of Common Area improvements, equipment and supplies;

                  (ix) Lessor's cost for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, easements or other similar undertakings; and

                  (x) Lessor's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park.

             B. TAX EXPENSES: In addition to the Base Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated in excess of the amount of the Tax Expenses for the calendar year in which this Lease commenced ("Increases in Tax Expenses") and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Lessee's personal property. The amount of Lessee's share of Increases in Tax Expenses shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor, as reasonably determined by Lessor, including, but not limited to modifications due to the sale or addition of a building or additional space within the Lot or the Park. Lessee shall also pay any increase in real property taxes attributable, in Lessor's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Lessee. The term "Tax Expenses" includes, but is not limited to, any form of tax and assessment (general, special, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Lessor in the Premises, Lot or Park, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or the occupancy of Lessee or any other tax, fee, or excise, however described (excluding inheritance or estate taxes), including any value added tax, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property tax.

             C. PAYMENT OF EXPENSES AND ADMINISTRATIVE EXPENSES: Lessor shall estimate Lessee's share of the Increases in Operating Expenses and Increases in Tax Expenses for the calendar year in which the Lease commences. Commencing in January of the following calendar year, one-twelfth (1/12th) of this estimated amount shall be paid by Lessee to Lessor, as additional rent, on the first (1st) day of each month and throughout the remaining months of such calendar year.
        Thereafter, Lessor may estimate such expenses as of the beginning of each calendar year and Lessee shall pay one-twelfth (1/12th) of such estimated amount as additional rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the term of this Lease (including any extensions of the term). Not later than March 31 of each of the following calendar years, or as soon thereafter as reasonably possible, including the calendar year after the calendar year in which this Lease terminates or the term expires, Lessor shall endeavor to furnish Lessee with a true and correct accounting of actual Increases in Operating Expenses and Increases in Tax Expenses. Within thirty (30) days of Lessor's delivery of such accounting, Lessee shall pay to Lessor the amount of
        any underpayment.   Notwithstanding the foregoing, failure by Lessor
        to give such accounting by such date shall not constitute a waiver by Lessor of its right to collect any of Lessee's underpayment at
        anytime.   Lessor shall credit the amount of any overpayment by Lessee toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Lessee. Lessee, at its sole cost and expense through any certified public accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Lessor's reasonable business hours and not more frequently than once during any calendar year. Lessee's obligations to pay its share of Increased Operating Expenses and Increased Tax Expenses shall survive the expiration or earlier termination of this Lease.

             If the term of the Lease expires prior to the annual reconciliation of expenses, if any, Lessor shall have the right to reasonably estimate Lessee's share of such expenses, and if Lessor determines that an underpayment is due, Lessee hereby agrees that Lessor shall be entitled to deduct such underpayment from Lessee's Security Deposit. If Lessor reasonably determines that an overpayment has been made by Lessee, Lessor shall refund said overpayment together with the return of Lessee's Security Deposit. Notwithstanding the foregoing, failure of Lessor to accurately estimate Lessee's share of such expenses shall not constitute a waiver of Lessor's right to collect any of Lessee's underpayment at anytime.

             In addition to the Base Rent set forth m Paragraph 3 hereof, Lessee shall pay Lessor, without prior notice or demand, on the first
        (1st) day of each month throughout the term of this Lease (including any extensions of such term), as compensation to Lessor for accounting and management services rendered on behalf of the Park, an amount equal to ten percent (10%) of the aggregate of Lessee's share of (i) the total Increases in Operating Expenses and Increases in Tax Expenses as described in Paragraphs 6.A. and 6.B. above, respectively, and (ii) all Increases in Common Area Utility Costs for the Park as described in Paragraph 7. Lessor may also, at its sole discretion require Lessee to pay Lessee's pro rata share of the Management Fee to the Lessor without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term). Management Fee is defined as the fee which Lessor pays Lessor's authorized representative, Lincoln Property Company Management Services, Inc., to manage the Park for Lessor ("Management Fee"). Lessee's obligations to pay its share of such administrative expenses and/or management fee shall survive the expiration or earlier termination of this Lease.

        7.   UTILITIES:  Lessee shall pay the cost of all water, sewer use and
             --------
        connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Lessee. Lessee shall also pay its share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated. For any such utility fees or use charges that are not billed or metered separately to Lessee, Lessee shall pay to Lessor, as additional rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease the amount which is attributable to Lessee's use of the Premises as reasonably estimated and determined by Lessor based upon factors such as size of the Premises and intensity of use of such utilities by Lessee such that Lessee shall pay the portion of such charges reasonably consistent with Lessee's use of such utilities ("Utility Expenses"). If Lessee disputes any such estimate or determination, then Lessee shall either pay the estimated amount or cause the Premises to be separately metered at Lessee's sole expense. In addition, Lessee shall pay Lessor a trash and water charge (the "Trash and Water Charge") in the amount set forth on Page 1, as additional rent. Lessee shall also pay to Lessor its share, which is described on Page 1, as additional rent, of any Common Area utility costs, fees, charges or expenses in excess of the amount of such costs, fees, charges or expenses for the calendar year in which this Lease commenced ("Increases in Common Area Utility Costs") within fifteen (15) days after receiving a bill from Lessor. The amount of Lessee's share of Increases in Common Area Utility Costs shall be reviewed from time to time by Lessor and shall be subject to modification by Lessor, as reasonably determined by Lessor, including, but not limited to modifications due to the sale or addition of a building or additional space within the Lot or the Park. Lessee acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Lessee acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Lessor, Lessee, the Premises, the Building or the Park, and Lessee shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Lessee by reason of any such rationing or restrictions. Lessee further agrees to pay and discharge, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Lessee's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.

        8.   LATE CHARGES: Lessee acknowledges that late payment (the eighth
             ------------
        day of each month or anytime thereafter) by Lessee to Lessor of Base Rent, Lessee's share of Increases in Operating Expenses, Increases in Tax Expenses, Increases in Common Area Utility Costs, the Trash and Water Charge, Utility Expenses or other sums due hereunder, will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix.
        Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Lessee is not received by Lessor when due, Lessee shall promptly pay to Lessor all of the following, as applicable: (a) an additional sum equal to ten percent ( 10%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Lessee, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge or other charges shall not constitute a waiver by Lessor of Lessee's default with respect to the delinquent amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor for any other breach of Lessee under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve ( 12) month period, then Lessor, at Lessor's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

        9.   USE OF PREMISES:  The Premises are to be used solely for the uses
             ---------------
        stated on Page I and for no other uses or purposes without Lessor's prior written consent. The use of the Premises by Lessee and its agents, invitees and employees shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), and (b) any and all declarations of covenants, conditions and restrictions ("CC&Rs") and any supplement thereto which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof

                  Lessee shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Lessor, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the Park, or injure or annoy other tenants or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, as determined by Lessor, in its sole discretion, for the benefit, quiet enjoyment and use by Lessor and all other tenants or occupants of the Building or other buildings in the Park; nor shall Lessee cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Area, including, but not limited to, any offensive odors, fumes or vibrations. Lessee shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Lessee shall not store, nor permit any other person or entity to store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises. Lessee shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Lessee shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except in refuse dumpsters or in any enclosed trash areas provided. Lessee shall honor the terms of all recorded CC&Rs relating to the Premises, the Building, the Lot and/or the Park Lessee shall honor the rules and regulations set forth in EXHIBIT C, attached to and made a part of this Lease, and any other reasonable rules and regulations of Lessor now or hereafter enacted relating to parking and the operation of the Building and the Park.
        If Lessee fails to comply with such Laws, CC&Rs, rules and regulations or the provisions of this Lease, Lessor shall have the right to collect from Lessee a reasonable sum as a penalty, m addition to all rights and remedies of Lessor hereunder including, but not limited to, the payment by Lessee to Lessor of all Enforcement Expenses and Lessor's costs and expenses, if any, to cure any of such failures of Lessee, if Lessor, at its sole option, elects to undertake such cure.

        10.  ALTERATIONS AND ADDITIONS:  Lessee shall not install any signs,
             -------------------------
        fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Lessor. If any such alteration or addition is expressly permitted by Lessor, Lessee shall deliver at least twenty (20) days prior notice to Lessor, from the date Lessee intends to commence construction, sufficient to enable Lessor to post a Notice of Non-Responsibility. In all events, Lessee shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Lessor. All alterations and additions shall be installed by a licensed contractor approved by Lessor, at Lessee's sole expense in compliance with all applicable Laws, CC&Rs, and Lessor's rules and regulations. Lessee shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee. As a condition to Lessor's consent to the installation of any fixtures or improvements, Lessor may require Lessee to post and obtain a completion and indemnity bond for up to one hundred fifty percent ( 150%) of the cost of the work. Upon termination of this Lease, Lessee shall remove all signs, fixtures, furniture and furnishings and if requested by Lessor, remove any improvements made by Lessee and repair any damage caused by the installation or removal of such signs, fixtures, furniture, furnishings and improvements and leave the Premises in as good condition as they were in at the time of the commencement of this Lease, excepting for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Lessee or Lessee otherwise performing all of its obligations under this Lease.

        11.  REPAIRS AND MAINTENANCE: Lessee shall, at Lessee's sole cost and
             -----------------------
        expense, keep and maintain the Premises and the adjacent Park in good, clean and safe condition and repair to the satisfaction of Lessor including, but not limited to, repairing any damage caused by Lessee or its employees, representatives, agents, invitees, licensees or contractors. Without limiting the generality of the foregoing, Lessee shall be solely responsible for maintaining, repairing and replacing all interior plumbing and mechanical systems, heating, ventilation and air conditioning systems, interior electrical wiring and equipment, interior lighting, all interior glass, interior window casements, partitions, tenant signage, interior doors and door closers, fixtures, equipment, interior painting, and interior walls and floors of the Premises. Lessee's obligation to keep, maintain, preserve and repair the Premises and the adjacent Park shall specifically extend to the cleanup and removal of any and all Hazardous Materials (hereafter defined) occurring in, on or about the Premises.

                  Subject to the provisions of Paragraphs 6 and 9 of this Lease and except for repairs rendered necessary by the active or passive negligent acts or omissions of Lessee, its agents, customers, employees and invitees, Lessor agrees, at Lessor's expense, subject to reimbursement pursuant to Paragraph 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, roof membranes, signage (exclusive of tenant signage), exterior electrical wiring and equipment, exterior lighting, all exterior glass, exterior doors and entrances, exterior window casements, exterior doors and door closers, exterior painting, and underground utility and sewer pipes outside the exterior walls of the Building. Lessor reserves the right, but without the obligation, to procure and maintain the heating, ventilation and air conditioning systems maintenance contract and if Lessor so elects, Lessee will reimburse Lessor for the cost thereof in accordance with the provisions of Paragraph 6 above.

                  Except for repairs rendered necessary by the active or passive negligent acts or omissions of Lessee, its agents, customers, employees and invitees, Lessor agrees, at Lessor's sole cost and expense, to keep in good repair the structural portions of the floors, foundations, exterior walls (exclusive of glass and exterior doors), and the structural portions of the roof (excluding the roof membrane) of the Building.

             Except for normal maintenance and repair of the items outlined above, Lessee shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Lessor. If Lessee refuses or neglects to repair and maintain the Premises and the adjacent Park properly as required herein and to the reasonable satisfaction of Lessor, Lessor may, but without obligation to do so, at anytime make such repairs and/or maintenance without Lessor having any liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property, or to Lessee's business by reason thereof In the event Lessor makes such repairs and/or maintenance, upon completion thereof Lessee shall pay to Lessor, as additional rent, the Lessor's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Lessee hereunder shall survive the expiration of the term of this Lease or the earlier termination thereof Lessee hereby waives any right to repair at the expense of Lessor under any applicable Laws now or hereafter un effect respecting the Premises.

        12.  INSURANCE: Lessee shall maintain in full force and effect at all
             ---------
        times during the term of this Lease, at Lessee's sole cost and expense, for the protection of Lessee and Lessor, as their interests may appear, policies of insurance issued by a carrier or carriers acceptable to Lessor and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability: as required by law with a minimum of $1,000,000;
        (iii) comprehensive general liability insurance (occurrence form) including blanket contractual liability, broad form property damage, premises, personal injury, completed operations, products liability, personal and advertising coverage, a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights, and fire damage with a combined single limit of not less than $2,000,000 per occurrence, and $2,000,000 per occurrence per location if Lessee has multiple locations, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and if necessary, Lessee shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $1,000,000 per occurrence and insuring Lessee against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; and (v) "all risk" property insurance including boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, fixtures and equipment, including, without limitation, electronic data processing equipment, of Lessee (and coverage for the full replacement cost thereof including business interruption of Lessee), together with, if the property of Lessee's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises.

             Insurance required to be maintained by Lessee shall be written by companies licensed to do business in the State of California and having a "General Policyholders Rating" of at least A (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide." Lessee shall deliver to Lessor certificates of insurance for all insurance required to be maintained by Lessee hereunder at the time of execution of this Lease by Lessee. Lessee shall, at least thirty (30) days prior to expiration of each policy, furnish Lessor with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Lessor). If Lessee fails to maintain any insurance required in this Lease, Lessee shall be liable for all losses and costs resulting from such failure.

             Lessor, any property management company of Lessor for the Premises, any lender(s) of Lessor having a lien against the Premises, the Building, the Lot or the Park, and any joint venture partners of Lessor shall be named as additional insureds under all of the policies required in Paragraph 12.(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Lessee shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Lessor. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Lessee shall not limit Lessee's liability under this Lease.

        13.  LIMITATION OF LIABILITY AND INDEMNITY:  Except for damage
             -------------------------------------
        resulting from the sole active gross negligence or willful misconduct of Lessor or its authorized representatives, Lessee agrees to protect, defend (with counsel acceptable to Lessor) and hold Lessor and Lessor's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Lessee's use of the Premises and/or the Park, or the conduct of Lessee's business, or from any activity, work or thing done, permitted or suffered by Lessee in or about the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Lessee, its agents or employees or third party persons. Lessee agrees that the obligations of Lessee herein shall survive the expiration or earlier termination of this Lease.

             Except for damage resulting from the sole active gross negligence or willful misconduct of Lessor or its authorized representatives, Lessor shall not be liable to Lessee for any loss or damage to Lessee or Lessee's property, for any injury to or loss of Lessee's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Lessee shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Lessor may be liable hereunder. Lessor and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building. To the fullest extent permitted by law, Lessee agrees that neither Lessor nor any of Lessor's lender(s), partners, employees, representatives, legal representatives, successors and assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Lessee or by any person(s) whomsoever who may at any time be using or occupying or visiting the Premises, the Building or the Park.

        14.  ASSIGNMENT AND SUBLEASING:
             -------------------------

             A. PROHIBITION: Lessee shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Lessee of all or any portion of the Premises without first obtaining the prior written consent of Lessor, which shall not be unreasonably withheld. If Lessee seeks to sublet or assign all or any portion of the Premises, Lessee shall deliver to Lessor at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Lessor may reasonably require; and (iii) a copy of the proposed sublease or assignment agreement and all agreements collateral thereto, which instrument shall include a provision whereby the assignee or sublessee assumes all of Lessee's obligations hereunder and agrees to be bound by the terms hereof. As additional rent hereunder, Lessee shall pay to Lessor a fee in the amount of five hundred dollars ($500) plus Lessee shall reimburse Lessor for actual legal and other expenses incurred by Lessor in connection with any request by Lessee for Lessor's consent to assignment or subletting. In the event the sublease (1) by itself or taken together with prior sublease(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases is greater than fifty percent (50%) of the period remaining in the term of this Lease as of the time of the Proposed Effective Date, then Lessor shall have the right, to be exercised by giving written notice to Lessee, to recapture the space described in the sublease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease space, or, if the proposed sublease space covers all the Premises, it shall serve to terminate the entire term of this Lease, m either case as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Lessee to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Lessee for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Lessee's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Lessee (which, following assignment, shall be joint and several with the assignee), and Lessee shall not be released from performing any of the terms, covenants and conditions of this Lease. For purposes hereof, un the event Lessee is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Lessee (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Lessee shall be deemed to be am assignment within the meaning of this Paragraph 14 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Lessee in this Lease, if any, shall not be assignable by Lessee unless expressly authorized in writing by Lessor.


             B. EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Lessee shall pay the Lessor monthly, as additional rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

             C. WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Lessor to any assignee or sublessee, or failure by Lessor to take action against any assignee or sublessee, Lessee waives notice of any default of any assignee or sublessee and agrees that Lessor may, at its option, proceed against Lessee without having taken action against or joined such assignee or sublessee, except that Lessee shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

        15.  WAIVER OF SUBROGATION: Lessee waives any right to recover against
             ---------------------
        Lessor for claims for damages to Lessee's property, including, but not limited to, personal property, fixtures and equipment, covered by insurance. This provision is intended to waive fully, and for the benefit of Lessor, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Lessee pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance.

        16.  AD VALOREM TAXES: Prior to delinquency, Lessee shall pay all
             -----------------
        taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Lessee; and if requested by Lessor, Lessee shall promptly deliver to Lessor copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Lessee, Lessee shall pay the amount thereof as invoiced by Lessor.

        17.  SUBORDINATION: Without the necessity of any additional document
             -------------
        being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Lessor's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Lessor or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Lessee shall, notwithstanding any subordination and upon the request of such successor to Lessor, attorn to and become the Lessee of the successor un interest to Lessor, provided such successor in interest will not disturb Lessee's use, occupancy or quiet enjoyment of the Premises so long as Lessee is not in default of the terms and provisions of this Lease. The successor in interest to Lessor following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Lessee might have against any prior lessor; (c) bound by prepayment of more than one (I) month's Rent; or (d) liable to Lessee for any Security Deposit not actually received by such successor in interest. Lessee covenants and agrees to execute (and acknowledge if required by Lessor, any lender or ground lessor) and deliver, within five (5) days of a demand or request by Lessor and in the form requested by Lessor, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Lessee's failure to timely execute and deliver such additional documents shall, at Lessor's option, constitute a material default hereunder. It is further agreed that Lessee shall be liable to Lessor, and shall indemnify Lessor from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Lessee to execute or deliver to Lessor any such additional documents. Lessee hereby irrevocably appoints Lessor as attorney-in-fact of Lessee, which appointment is coupled with an interest, to execute, deliver and record any such documents in the name and on behalf of Lessee.


        18.  RIGHT OF ENTRY:  Lessee grants Lessor or its agents the right to
             --------------
        enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. At Lessor's option, Lessor shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Lessee's vaults and safes. It is further agreed that Lessor shall have the right to use any and all means Lessor deems necessary to enter the Premises m an emergency. Lessor shall also have the right to place "for rent" and/or "for sale" signs on the outside of the Premises. Lessee hereby waives any claim from damages or for any injury or inconvenience to or interference with Lessee's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the gross active negligent acts or willful misconduct of Lessor or its authorized representatives.

        19.  ESTOPPEL CERTIFICATE:  Lessee shall execute (and acknowledge if
             --------------------
        required by any lender or ground lessor) and deliver to Lessor, within five (5) days after Lessor provides such to Lessee, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults as are claimed, and such other matters as Lessor may reasonably require. Any such statement may be conclusively relied upon by Lessor and any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that (a) this Lease is un full force and effect, without modification except as may be represented by Lessor;
        (b) there are no uncured defaults in Lessor's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Lessee pays Rent quarterly in advance pursuant to Paragraph 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Lessee to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease. Lessee shall be liable to Lessor, and shall indemnify Lessor from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Lessee to execute or deliver to Lessor any such certified estoppel certificate.

             Lessee hereby irrevocably appoints Lessor as attorney-in-fact of Lessee, which appointment is coupled with an interest, to act in Lessee's name, place and stead to execute and deliver such estoppel certificate on behalf of Lessee.

        20.  LESSEE'S DEFAULT: The occurrence of any one or more of the
             ----------------
        following events shall, at Lessor's option, constitute a default and breach of this Lease by Lessee:

                       (i) The vacation or abandonment of the Premises by Lessee for a period of ten (10) consecutive days, and Lessee waives any right to notice Lessee may have under applicable law;

                  (ii) The failure by Lessee to make any payment of Rent or any other payment required hereunder on the date said payment is due;

                  (iii) The failure by Lessee to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except default in the payment of Rent); provided, if such default is susceptible of cure and Lessee has promptly commenced the cure of such default and is diligently prosecuting such cure to completion, then the same must remain uncured for a period, unless otherwise noted herein, of fifteen (15) days after written notice;

                  (iv) The making of a general assignment by Lessee for the benefit of creditors, the filing of a voluntary petition by Lessee or the filing of an involuntary petition by any of Lessee's creditors seeking the rehabilitation, liquidation, or reorganization of Lessee under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of am involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Lessee's assets or this leasehold, Lessee's insolvency or inability to pay Lessee's debts or failure generally to pay Lessee's debts when due, any court entering a decree or order directing the winding up or liquidation of Lessee or of substantially all of Lessee's assets, Lessee taking any action toward the dissolution or winding up of Lessee's affairs, the cessation or suspension of Lessee's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Lessee's assets or this leasehold;

                  (v) Lessee's use or storage of Hazardous Materials on the Premises other than as permitted by the provisions of Paragraph 29 below;

                  (vi) The making of any material misrepresentation or omission by Lessee in any materials delivered by or on behalf of Lessee to Lessor pursuant to this Lease; or

                  (vii) Lessee's default or other breach of any covenant, condition or provision of any lease agreement between Lessee or an affiliated entity of Lessee, as the tenant, and Lessor or am affiliated entity of Lessor, as landlord, with regard to any and all leased premises other than the Premises as described herein.

        21.  REMEDIES FOR LESSEE'S DEFAULT: In the event of Lessee's default
             -----------------------------
        or breach of the Lease, Lessor may terminate Lessee's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Lessor this Lease shall terminate on the date specified by Lessor in such notice and Lessee shall immediately surrender possession of the Premises to Lessor. In addition, the Lessor shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Lessee, Lessor may consider any personal property belonging to Lessee and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Lessor pursuant to this Paragraph 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee. If Lessor relets the Premises or any portion thereof, (i) Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs, and (ii) the rent received by Lessor from such reletting shall be applied to the payment of, first, any indebtedness from Lessee to Lessor other than Base Rent, Increases in Operating Expenses, Increases in Tax Expenses, Increases in Common Area Utility Costs, the Trash and Water Charge and Utility Expenses; second, all costs including maintenance, incurred by Lessor in reletting; and, third, Base Rent, Increases in Operating Expenses, Increases in Tax Expenses, Increases in Common Area Utility Costs, the Trash and Water Charge and Utility Expenses due under this Lease. After deducting the payments referred to above, any sum remaining from the rental Lessor receives from reletting shall be held by Lessor and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Lessee be entitled to any excess rent received by Lessor. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Lessor other than giving written notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. So long as this Lease is not terminated, Lessor shall have the right to remedy any default of Lessee, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Lessor's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

             If Lessee breaches this Lease and abandons the property before the end of the term, or if Lessee's right to possession is terminated by Lessor because of a breach or default of the Lease, then in either such case, Lessor may recover from Lessee all damages suffered by Lessor as a result of Lessee's failure to perform its obligations hereunder, including, but not limited to, the cost of any tenant improvements, and all costs Lessor incurs in reletting the Premises or any part thereof, including without limitation, brokerage or leasing commissions, expenses of cleaning, redecorating, and further improving the Premises and like costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which Lessee proves could be reasonably avoided by Lessor and in such case, Lessor prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Lessor because of Lessee's failure to perform its obligations hereunder; provided, however, that even though Lessee has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Lessor does not terminate Lessee's right of possession, and until such termination, Lessor shall have the remedy described in Section 1951.4 of the California Civil Code (Lessor may continue this Lease in effect after Lessee's breach and abandonment and recover Rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Lessee as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Lessee waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Lessee is evicted or Lessor takes possession of the Premises by reason of any default of Lessee hereunder.

             The foregoing rights and remedies of Lessor are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Lessor may have, and to any remedies Lessor may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Lessee defaults or otherwise breaches this Lease, any and all Base Rent waived by Lessor under Paragraph 3 above shall be immediately due and payable to Lessor and all options granted to Lessee hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Lessor.

             The waiver by Lessor of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Lessee hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.


        22.  HOLDING OVER: If Lessee holds possession of the Premises after
             ------------
        the expiration of the term of this Lease with Lessor's consent, Lessee shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 200% of the Base Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Lessee shall continue m possession until such tenancy shall be terminated by either Lessor or Lessee giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Lessor's permission for Lessee to hold over. Acceptance of Base Rent by Lessor following expiration or termination of this Lease shall not constitute a renewal of this Lease.

        23.  LESSOR'S DEFAULT: Lessor shall not be deemed in breach or default
             ----------------
        of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor hereunder. For purposes of this provision, a reasonable time shall in no event be more than twenty (20) days after receipt by Lessor of written notice specifying the nature of the obligation, Lessor has not performed; provided, however, that if the nature of Lessor's obligation is such that more than twenty (20) days, after receipt of written notice, is reasonably necessary for its performance, then Lessor shall not be in breach or default of this Lease if performance of such obligation is commenced within such twenty (20) day period and thereafter diligently pursued to completion.

        24.  PARKING: Lessee shall have a license to use the number of
             -------
        undesignated and nonexclusive parking spaces set forth on Page 1. Lessor shall exercise reasonable efforts to insure that such spaces are available to Lessee for its use, but Lessor shall not be required to enforce Lessee's right to use the same.

        25.  SALE OF PREMISES: In the event of any sale of the Premises by
             ----------------
        Lessor, Lessor shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder as of the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease. Lessee agrees to attorn to such new owner provided such new owner does not disturb Lessee's use, occupancy or quiet enjoyment of the Premises so long as Lessee is not m default of any of the provisions of this Lease.

        26.  WAIVER: No delay or omission m the exercise of any right or
             ------
        remedy of Lessor on any default by Lessee shall impair such a right or remedy or be construed as a waiver.

             The subsequent acceptance of Rent by Lessor after breach by Lessee of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Lessor from maintaining an unlawful detainer or other action based on such breach.


             No payment by Lessee or receipt by Lessor of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease.

        27.  CASUALTY DAMAGE: If the Premises or any part thereof shall be
             ---------------
        damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Lessor's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Lessor may, at its option, terminate this Lease by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Lessor does not elect to terminate this Lease and provided insurance proceeds and any contributions from Lessee, if necessary, are available to fully repair the damage, Lessor shall within ninety (90) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Lessor shall not be required to rebuild, repair, or replace any part of Lessee's furniture, furnishings or fixtures and equipment removable by Lessee or any improvements, alterations or additions installed by or for the benefit of Lessee under the provisions of this Lease. Lessor shall not in any event be required to spend for such work am amount in excess of the insurance proceeds and any contributions from Lessee, if necessary, actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee, injury to the business of Lessee, loss of use of any part of the Premises by the Lessee or loss of Lessee's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or active or passive negligence or omissions of Lessee or any of Lessee's agents, employees, or invitees, the Rent shall not be diminished during the repair of such damage and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within thirty (30) days after the date of notice to Lessee of any such event, whereupon all rights and obligations shall cease and terminate hereunder.

             Except as otherwise provided in this Paragraph 27, Lessee hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

        28.  CONDEMNATION: If twenty-five percent (25%) or more of the
             ------------
        Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Lessee or Lessor may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Lessee shall not because of such condemnation assert any claim against Lessor or the condemning authority for any compensation because of such condemnation, and Lessor shall be entitled to receive the entire amount of any award without deduction for any estate of interest or interest of Lessee. If a substantial portion of the Premises, Building or the Lot is so Condemned, Lessor at its option may terminate this Lease. If Lessor does not elect to terminate this Lease, Lessor shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Lessee, as solely determined by Lessor, for the Rent corresponding to the time during which, and to the part of the Premises of which, Lessee is deprived on account of such partial condemnation and restoration. Lessor shall not be required to spend funds for restoration in excess of the amount received by Lessor as compensation awarded.

        29.  ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS:
             ------------------------------------------

             1. As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains (a) any "hazardous substance" as now or hereafter defined in SECTION 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA")(42 U.S.C. SECTION 9601 ET SEQ.) or any regulations promulgated under CERCLA; (b) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. SECTION 6901 ET SEQ.) or any regulations promulgated under RCRA; (c) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C.
        SECTION 2601 ET SEQ.) or any regulations promulgated under TSCA; (d) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (e) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (f) polychlorinated biphynyls; (g) lead and lead-containing materials; or (h) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (u) causes or threatens to cause a nuisance on the Leased Premises or any adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Leased Premises or any adjacent property, or (iii) which, if it emanated or migrated from the Leased Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws.

             2. As used in this Lease, the term "Environmental Laws" shall mean and include (a) CERCLA, RCRA and TSCA; and (b) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (i) pollution, (ii) the protection or regulation of human health, natural resources or the environment, (iii) the treatment, storage or disposal of Hazardous Materials, or (iv) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

             3. Lessee agrees that during its use and occupancy of the Premises it will (a) not (i) permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Lessee's business or (ii) release, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Premises or the property in which the Premises are located; (b) comply with all Environmental Laws relating to the Premises and the use of Hazardous Materials on or about the Premises and not engage in or permit others to engage in any activity at the Premises in violation of any Environmental Laws; and (c) immediately notify Lessor of (i) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Lessee, Lessor or the Premises relating to any Hazardous Materials or under any Environmental Laws or (ii) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this Section 29.

             4. If Lessee's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises or the property in which the Premises are located, Lessee agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (a) the requirements of (i) all Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (b) any additional requirements of Lessor that are reasonably necessary to protect the value of the Premises or the property in which the Premises are located.

             5. Upon reasonable notice to Lessee, Lessor may inspect the Premises for the purpose of determining whether there exists on the Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. Lessee will supply to Lessor such historical and operational information regarding the Premises as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. Lessee agrees to give Lessor at least sixty (60) days prior notice of its intention to vacate the Premises so that Lessor will have an opportunity to perform such an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Lessor's part to inspect the Premises, or liability on the part of Lessor for Lessee's use, storage or disposal of Hazardous Materials, it being understood that Lessee shall be solely responsible for all liability m connection therewith.

             6. Lessor shall have the right, but not the obligation, prior or subsequent to am event of default, without in any way limiting Lessor's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, un, at, under, or emanating from, the Premises or the property un which the Premises are located in violation of Lessee's obligations under this Lease or under any Environmental Laws. Notwithstanding any other provision of this Lease, Lessor shall also have the right, as its election, un its own name or as Lessee's agent, to negotiate, defend, approve and appeal, at Lessee's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials or contamination by Hazardous Materials. All costs and expenses paid or incurred by Lessor m the exercise of the rights set forth in this Subsection 29 shall be payable by Lessee upon demand.

             7. Lessee shall surrender the Premises to Lessor upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on or about the Premises by Lessee or its agents, employees, contractors or invitees, and in a condition which complies with all Environmental Laws.

             8. Lessee agrees to indemnify and hold harmless Lessor from and against any and all claims, losses (including, without limitation, loss in value of the Premises or the property un which the Premises are located), liabilities and expenses (including reasonable attorney's fees) sustained by Lessor attributable to (i) any Hazardous Materials placed on or about the Premises by Lessee or its agents, employees, contractors or invitees or (ii) Lessee's breach of any provision of this Section 29.

             9. The provisions of this Section 29 shall survive the expiration or earlier termination of this Lease.

        30.  FINANCIAL STATEMENTS: Lessee, for the reliance of Lessor, any
             ---------------------
        lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Lessor's request therefor, but not more often than once annually so long as Lessee is not in default of this Lease, shall deliver to Lessor the then current audited financial statements of Lessee (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Lessee at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Lessee shall provide Lessor with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Lessor in Lessor's reasonable discretion, which reflects the financial condition of Lessee. If Lessor so requests, Lessee shall deliver to Lessor an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Lessee hereunder shall be subject to and conditioned upon Lessor's reasonable approval of Lessee's financial condition at the time of Lessee's exercise of any such option.

        31.  GENERAL PROVISIONS:
             -------------------

             (i) TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

             (ii) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

             (iii) RECORDATION. Lessee shall not record this Lease or a short form memorandum hereof without the prior written consent of the Lessor.

             (iv) LESSOR'S PERSONAL LIABILITY. The liability of Lessor (which, for purposes of this Lease, shall include Lessor and the owner of the Building if other than Lessor) to Lessee for any default by Lessor under the terms of this Lease shall be limited to the actual interest of Lessor and its present or future partners in the Premises or the Building and Lessee agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Lessor nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Lessor; it being intended that Lessor and the individual partners, directors, officers, shareholders, agents or employees of Lessor shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Lessor under this Lease is limited to its actual period of ownership of title to the Building, and Lessor shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Lessor's interest in the Premises or the Building. Lessee agrees to attorn to any entity purchasing or other vise acquiring the Premises.

             (v) SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

             (vi) CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

             (vii) ATTORNEYS' Fees. In the event any legal action is brought to enforce or interpret the provisions of this Lease, the prevailing party therein shall be entitled to recover all costs and expenses including reasonable attorneys' fees.

             (viii) ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

                  (ix) WARRANTY OF AUTHORITY. Each person executing this agreement on behalf of a party represents and warrants that (I) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

             (x) NOTICES. All notices and demands required or permitted to be sent to Lessor or Lessee shall be in writing and shall be sent by United States mail, certified and postage prepaid, or by personal delivery or by overnight courier, addressed to Lessor at 30 Executive Park, Suite 100, Irvine, California 92714, or to Lessee at the Premises, or to such other place as such party may designate in a notice to the other party given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail.

             (xi) JOINT AND SEVERAL. If Lessee consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

             (xii) COVENANTS AND CONDITIONS. Each provision to be performed by Lessee hereunder shall be deemed to be both a covenant and a condition.

             (xiii) WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury un any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

             (xiv) COUNTERCLAIMS. In the event Lessor commences any proceedings for nonpayment of Rent, or any other sums or amounts due hereunder, Lessee shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Lessee's right to assert such claims in any separate action brought by Lessee or the right to offset the amount of any final judgment owed by Lessor to Lessee.

        32.  SIGNS: All signs and graphics of every kind visible in or from
             -----
        public view or corridors or the exterior of the Premises shall be subject to Lessor's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Lessor's Sign Criteria as set forth in EXHIBIT E hereto and made a part hereof Lessee shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Lessee shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Lessor shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Lessee further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.


        33.  MORTGAGEE PROTECTION: Upon any breach or default on the part of
             --------------------
        Lessor, Lessee will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Lessee with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be more than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion in which event this Lease shall not be terminated while such cure is being diligently pursued. Lessee agrees that each lender to whom this Lease has been assigned by Lessor is an express third party beneficiary hereof Lessee shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Lessee is required to make quarterly payments of Rent in advance pursuant to the provisions of Paragraph 8 above. Lessee waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Lessee agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Lessee shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Lessor.


        34.  QUITCLAIM: Upon any termination of this Lease, Lessee shall, at
             --------
        Lessor's request, execute, have acknowledged and deliver to Lessor a quitclaim deed of Lessee's interest in and to the Premises.


        35.  MODIFICATIONS FOR LENDER: If, in connection with obtaining
             -------------------------
        financing for the Premises or any portion thereof, Lessor's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Lessee shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Lessee's rights hereunder or the use, occupancy or quiet enjoyment of Lessee hereunder.

        36.  WARRANTIES OF LESSEE: Lessee hereby warrants and represents to
             ---------------------
        Lessor, for the express benefit of Lessor, that Lessee has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Lessee has elected to enter into this Lease and hereby assumes all risks with respect thereto. Lessee hereby further warrants and represents to Lessor, for the express benefit of Lessor, that in entering into this Lease, Lessee has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Lessee, which is not expressly incorporated herein in writing, is hereby waived by Lessee.


        37.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Lessor and
             -----------------------------------------------
        Lessee hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act (the "ADA"), a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title 111 thereof, all regulations and guidelines related thereto, and any amendments thereof Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Lessee is responsible for conducting its own independent investigation of this matter. Except for the construction of any Tenant Improvements, for which Lessee shall be solely responsible for compliance with the ADA, if any barrier removal work or other work is required to the Building, the Common Area or the Park under Title 111 of the ADA, then such work shall be performed by Lessor; provided, if such work is required under the ADA as a result of Lessee's use of the Premises or any work or alteration made to the Premises by or on behalf of Lessee, then such work shall be performed by Lessor at the sole cost and expense of Lessee. Except as otherwise provided in this provision, Lessee shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA.


        38.  BROKERAGE COMMISSION: Lessee hereby represents and warrants to
             --------------------
        Lessor that Lessee's sole contact with Lessor or with the Premises in connection with this Lease has been directly with Lessor and the Broker (as set forth on Page 1), and that no other broker or finder cam properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Lessee. Lessee shall indemnify, defend by counsel acceptable to Lessor, protect and hold Lessor harmless from and against any loss, liability, suit, judgment, cost or expense, including, but not limited to, experts' and attorneys' fees and costs, arising from or relating to any claim for a fee or commission by any broker or finder in connection with the Premises and this Lease other than Broker, if any.

             IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.


        LESSOR:
        ------

        AETNA LIFE INSURANCE COMPANY,
        A CONNECTICUT CORPORATION

        By:  Allegis Realty Investors, LLC
             Its Investment Advisor

             By:______________________________
                Julia Viskanta, Vice President

             Date:___________________________


        LESSEE:

        EIF HOLDINGS, INC.,
        A HAWAII CORPORATION

        By:_________________

        Its:________________

        Date:_______________

                                      EXHIBIT C

                                RULES AND REGULATIONS

        1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

        2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Project and its occupants.

        3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Project.

        4. Lessee shall not keep animals or birds within the Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for the same.

        5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

        6. Lessee shall not alter any lock or install new or additional locks or bolts, without Lessor's written prior consent.

        7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

        8. Lessee shall not deface the walls, partitions or other surfaces of the premises of the Project.

        9. Lessee shaD not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Project.

        10. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

        11. No window coverings, shades or awnings shall be installed or used by Lessee, without Lessor's written prior consent.

        12. No Lessee, employee or Invitee shall go upon the roof of the Building without Lessor's written prior consent.

        13. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

        14. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

        15. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

        16. The Premises shall not be used for lodging, cooking or food preparation.

        17. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

        18. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shaD not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

        19. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

        20. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                    PARKING RULES


        1. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

        2. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

        3. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

        4. The maintenance, washing, waxing or cleaning of vehicles in the Common Area is prohibited.

        5. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

        6. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

                                                     LESSOR'S INITIALS:

                                                     LESSEE'S INITIALS:

                                      EXHIBIT E

                                    SIGN CRITERIA



        Any exterior signage planned by Lessee is subject to the prior written approval by Lessor and approval by the City of Anaheim or the applicable governmental agency. Any approved exterior signage must be installed by a State of California licensed contractor that adequately meets Lessor's bonding and insurance requirements. Lessor's consent to Lessee's exterior signage shall not be unreasonably withheld.



                                                     LESSOR'S INITIALS:

                                                     LESSEE'S INITIALS:

                                      EXHIBIT F

                      HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE



      Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Lessor (identified below) to evaluate and finalize a lease agreement with you as lessee. After a lease agreement is signed by you and the Lessor (the "Lease Agreement"), on an annual basis in accordance with the provisions of Paragraph 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Lessor subject to release and disclosure as required by
      (i) any lenders and owners and their respective environmental consultants,
      (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Lessor to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

      Lessor: Aetna Life Insurance Company,
           a Connecticut corporation

           c/o Lincoln Property Company Management Services, Inc.
           P.O.Box 19693
           30 Executive Park, Suite 100
           Irvine, California 92713-9693
           Attn: Susan Ritschel
           Phone: (714) 261-2100

      Name of Lessee:     EIF Holdings, Inc.

      Mailing Address:    475 N. Muller Avenue, Anaheim, CA 92801

      Contact Person, Title and Telephone Number(s): ____________________


      Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

      ______________________________________________________________________

      Address of Premises:          475 N. Muller Avenue
                                    Anaheim, CA 92801

      Length of Initial Term:       Sixty-five (65) months.

      1.   GENERAL INFORMATION:

           Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing lessees should describe any proposed changes to on-going operations.

              ____________________
              ____________________

      2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

           2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing lessees should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

              Wastes                Yes / /        No / /
              Chemical Products     Yes / /        No / /
              Other                 Yes / /        No / /

              If Yes is marked, please explain: _______________________
              _________________________________________________________
              ____________________________________________________________

           2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing lessees should attach a list setting forth the information requested above and such list should include actual data from ongoing operations and the identification of any variations in such information from the prior year's certificate.

      3.   STORAGE TANKS AND SUMPS

           3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing lessees should describe any such actual or proposed activities.

                     Yes / /           No / /

              If Yes is marked, please explain: _______________________
              _________________________________________________________
              ____________________________________________________________

      4.   WASTE MANAGEMENT

           4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing lessees should describe any additional identification numbers issued since the previous certificate.

                     Yes / /        No / /

           4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing lessees should describe any new reports filed.

                     Yes / /        No / /

              If yes, attach a copy of the most recent report filed.

      5.   WASTEWATER TREATMENT AND DISCHARGE

           5.1  Will your company discharge wastewater or other wastes to:

              ________storm drain?       _________sewer?
              ________surface water?     ________ no wastewater or other wastes
                                                   discharged.

              Existing lessees should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

           5.2  Will any such wastewater or waste be treated before discharge?

                     Yes / /        No / /

              If yes, describe the type of treatment proposed to be conducted. Existing lessees should describe the actual treatment conducted.
              ________________________________________________________________
           ___________________________________________________________________

      6.   AIR DISCHARGES

           6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing lessees should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                     Yes / /        No / /

              If yes, please describe:
              _________________________________________________________


      6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing lessees should specify any such equipment being operated in, on or about the Premises.

           ______Spray booth(s)    _____Incinerator(s)
           ______Dip tank(s)       _____Other (Please describe)
           _____ Drying oven(s)    ____ No Equipment Requiring Air Permits

           If yes, please describe:
           ____________________________________________________
           ____________________________________________________

      7.   HAZARDOUS MATERIALS DISCLOSURES

           7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing lessees should indicate whether or not a Management Plan is required and has been prepared.

                          Yes / /        No / /

              If yes, attach a copy of the Management Plan. Existing lessees should attach a copy of any required updates to the Management Plan.

           7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing lessees should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                          Yes / /        No / /

              If yes, please explain:
           ____________________________________________________
           ____________________________________________________

      8.   ENFORCEMENT ACTIONS AND COMPLAINTS

           8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing lessees should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                          Yes / /        No / /

              If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing lessees should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Lessor pursuant to the provisions of Paragraph 29 of the signed Lease Agreement.


           8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                          Yes / /        No / /

              If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Lessor. Existing lessees should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Lessor pursuant to the provisions of Paragraph 29 of the signed Lease Agreement.

              ____________________________________________________________
              ____________________________________________________________


           8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing lessees should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

                     Yes / /        No / /

              If yes, please describe. Existing lessees should describe any such problems or complaints not already disclosed to Lessor under the provisions of the signed Lease Agreement.

              ____________________________________________________________
              ____________________________________________________________

           9. PERMITS AND LICENSES

              9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing lessees should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

      The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Lessor in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Paragraph 29 of the Lease Agreement. The undersigned further acknowledges and agrees that the Lessor and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof,
      of the Lease Agreement.  I (print name)                           , acting
      with full authority to bind the (proposed) Lessee and on behalf of the (proposed) Lessee, certify, represent and warrant that the information contained in this certificate is true and correct.

      LESSEE:

      EIF HOLDINGS, INC.,
      A HAWAII CORPORATION:

      By:____________________

      Its:___________________

      Date:__________________

                                      EXHIBIT G

                             CHANGE OF COMMENCEMENT DATE


                          FIRST AMENDMENT TO LEASE AGREEMENT


      This First Amendment to Lease Agreement (the "Amendment") is made as of __________________ 19__ , by and between ____________ ("Lessor") and
      _____________ a _______________ ("Lessee") with reference to that certain Lease Agreement (the "Lease"), dated __, by and between Lessor and Lessee for the leasing of certain premises (the "Premises") located at _____________, ____________ California.

      A. Lessor and Lessee hereby agree that the Lease shall be amended as follows:

           1. The Commencement Date shall be _______________.

           2. The last date of the term of the Lease shall be ________________.

           3. The rent waiver period shall be ___________________.

           4. The rent start date shall be ___________________.

           5. The dates on which the Base Rent will be adjusted are:

                ______________________
                ______________________
                ______________________

      B. Lessor and Lessee hereby further agree that the Lease is in full force and effect, and that the terms and provisions of the Lease shall remain unchanged except as modified in this Amendment.


      LESSOR:

      ___________________________,
      a _________________________


      By:________________________

      Its:_______________________

      Dated:_____________________


      LESSEE:

      ___________________________,
      a _________________________


      By:________________________

      Its:_______________________

      Dated:_____________________

                                                    LESSOR'S INITIALS:
                                                    LESSEE'S INITIALS:

                                      EXHIBIT H

                                       GUARANTY

        IN CONSIDERATION of and as an inducement for the granting, execution and delivery by Aetna Life Insurance Company, a Connecticut corporation, as lessor ("Lessor"), of the Lease Agreement (the "Lease") dated January 9, 1997, with EIF Holdings, Inc., a Hawaii corporation, as lessee ("Lessee"), relating to the leasing and use of those certain premises located at 475 N. Muller, Anaheim, California 92801, as more particularly described in the Lease (the "Premises"), the undersigned, American Eco Corporation, an Ontario, Canada corporation ("Guarantor"), hereby covenants and agrees as follows:

        1. Guarantor unconditionally and irrevocably guarantees to Lessor the full and prompt payment of Rent (as such term is defined in the Lease) and any and all other sums and charges payable by Lessee under the Lease, and hereby unconditionally and irrevocably guarantees the full, faithful and timely performance and observance of all the covenants, terms, conditions and agreements required to be performed and observed by Lessee under the Lease and any amendment, modification or renewal thereof.

        2. Guarantor hereby covenants and agrees to and with Lessor that if a default shall at any time be made by Lessee in the payment of any such Rent or other such sums and charges payable by Lessee under the Lease, or if Lessee should default in the performance and observance of any of the terms, covenants, provisions or conditions contained in the Lease or, should Rent or other sums and charges not be paid or terms, covenants, provisions and conditions not be performed in the event of a Financial Proceeding (as defined in Paragraph 10 below), Guarantor shall and forthwith pay such Rent and other such sums and charges and any arrears thereof (including, without limitation, damages, interest, costs, fees, attorneys' fees and expenses) (collectively, the "Lease Amounts"), and shall and will forthwith pay all Lease Amounts that (a) may arise in connection with or otherwise relate to any default by Lessee under the Lease and/or any enforcement of this Guaranty, or (b) would have accrued under the Lease but for the commencement of a Financial Proceeding.

        3. Guarantor's obligations under this Guaranty shall be binding on Guarantor's successors and assigns. All references in this Guaranty
        (a) to Lessor and Lessee shall include their successors, assigns or subtenants, as the case may be, (b) to Lessee, shall also include any entity created by or pursuant to any Financial Proceeding; and (c) to Lessee, shall include any successors in interest to Lessee (whether or not directly succeeding Lessee) by reason of an Event of Reorganization (as defined in Paragraph 10 below).

        4. The provisions of the Lease may be changed by agreement between Lessor and Lessee without the consent of or notice to Guarantor. The provisions of the Lease may be changed by agreement between Lessor and any permitted assignee of Lessee or any subsequent assignee without the consent of or notice to Guarantor. The Lease may be assigned by Lessor or Lessee, and the Premises, or a portion thereof, may be sublet by Lessee, all in accordance with the provisions of the Lease, without the consent of or notice to Guarantor. This Guaranty shall guarantee the performance of the Lease so assigned. Without limiting the generality of the foregoing, Guarantor waives the rights and benefits of California Civil Code Sections 2819 and 2820 with respect to any change to the Lease between Lessor and Lessee, and with respect to any change to the Lease between Lessor and any permitted assignee of Lessee or any subsequent assignees, and agrees that by doing so Guarantor's liability shall continue even if (a) Lessor and Lessee alter any Lease obligations, or Lessor and any permitted assignee of Lessee or any subsequent assignees alter the Lease obligation, or (b) Guarantor's remedies or rights against Lessee are impaired or suspended without Guarantor's consent by such alteration of Lease obligations

        5. This Guaranty shall not be modified or affected by Lessor's failure or delay from time to time to enforce any of its rights under either the Lease or this Guaranty.

        6. If Lessee breaches or otherwise is in default under the Lease, Lessor may proceed against either Guarantor or Lessee, or both, or Lessor may enforce against Guarantor or Lessee any rights that Lessor has under the Lease, in equity or under applicable law. If the Lease terminates and Lessor has any rights against Lessee after termination, Lessor may enforce those rights against Guarantor, without giving previous notice to Lessee or Guarantor. Guarantor hereby agrees that no notice of default need be given to Guarantor, it being specifically agreed and understood that this Guaranty of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantor following any breach or default by Lessee.

        7. Guarantor hereby waives all benefits and defenses under California Civil Code Sections 2845, 2848, 2849 and 2850, including without limitation: (a) the right to require Lessor to proceed against Lessee, proceed against or exhaust any security that Lessor holds from Lessee, or pursue any other remedy in Lessor's power; (b) any defense to its obligations hereunder based on the termination of Lessee's liability; (c) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty; and (d) all notices of the existence, creation, or incurring of new or additional obligations. Lessor shall have the right to enforce this Guaranty regardless of the acceptance of additional security from Lessee and regardless of the release or discharge of Lessee by Lessor or by others, or by operation of any law.

        8. The obligations of Lessee under the Lease to execute and deliver estoppel certificates and applicable financial statements, if any, shall be interpreted to also require such documents from Guarantor with respect to this Guaranty within the same time periods prescribed in the Lease, except that such certificates and statements shall be with regard to the Guaranty, not the Lease.

        9. Guarantor's liability hereunder shall continue until all sums due and owing Lessor under the Lease have been paid and all obligations of Lessee to be performed under the Lease have been performed, all to the satisfaction of Lessor.

        10. The obligations of Guarantor under this Guaranty shall remain in full force and effect and Guarantor shall not be discharged by any of the following events with respect to Lessee or Guarantor: (a) insolvency, bankruptcy, reorganization arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution (each, a "Financial Proceeding"); (b) any merger, acquisition, consolidation or change in entity structure, or any sale, lease, transfer, or other disposition of any entity's assets, or any sale or other transfer of interests in the entity (each, an "Event of Reorganization"), or (c) any sale, exchange, assignment, hypothecation or other transfer, in whole or in part, of Lessor's interest in the Premises or the Lease. Nothing in this Paragraph 10 shall diminish the effect of any subsequent written agreement between Guarantor and Lessor.

        11. Guarantor hereby represents and warrants that it has executed this Guaranty based solely on its independent investigation of Lessee's financial condition. Guarantor hereby assumes responsibility for keeping informed of Lessee's financial condition and all other circumstances affecting Lessee's performance of its obligations under the Lease. Absent a written request for such information by Guarantor, Lessor shall have no duty to advise Guarantor of any information known to it regarding such financial condition or circumstances.

        12. Guarantor further agrees that it may be joined in any action against Lessee in connection with the said obligations of Lessee and recovery may be had against Guarantor in any such action. Guarantor hereby expressly waives the benefits and defenses under California Civil Code Sections 2821, 2839, 2847, 2848, 2849 and 2855 to the
        fullest extent permitted by applicable law. Guarantor agrees not to exercise any of its rights of subrogation or reimbursement against Lessee until after all amounts due and owing under the Lease have been paid. If the foregoing waiver is determined by a court of competent jurisdiction to be void or voidable, Guarantor agrees to subordinate its rights of subrogation and reimbursement against Lessee to Lessor's rights against Lessee under the Lease.

        13. Guarantor hereby represents and warrants that, as of the date of the execution of this Guaranty by Guarantor, there is no action or proceeding pending or, to Guarantor's knowledge after due inquiry, threatened against Guarantor before any court or administrative agency which could adversely affect the Guarantor's financial condition. The foregoing representation and warranty shall survive the execution and delivery of this Guaranty and is expressly made for the benefit of Lessor, and Lessor's partners, lenders, representatives, successors and assigns.

        14. This Guaranty shall be one of payment and performance and not of collection. If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include and be binding upon each and every one of the undersigned, and each of the undersigned shall be jointly and severally liable hereunder. If there is more than one undersigned Guarantor, Lessor shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

        15. Guarantor shall indemnify, defend (with counsel acceptable to Lessor), protect and hold harmless Lessor, and Lessor's partners, lenders, representatives, successors and assigns from and against all liabilities, losses, claims, demands, judgments, expenses and costs (including all attorneys' fees and costs to enforce any of the terms of this Guaranty or otherwise awarded hereunder) arising from or in any way related to any failure by Lessee or Guarantor to pay Rent and any and all other sums and charges payable by Lessee under the Lease, or to fully, faithfully and timely perform and observe all the covenants, terms, conditions and agreements required to be performed and observed by Lessee under the Lease.

        16. The term "Lease" whenever used in this Guaranty shall be deemed, and interpreted so as, to also include any renewals or extensions of the initial or renewal term(s), as the case may be, and any holdover periods thereunder.

        17. All demands, notices and other communications under or pursuant to this Guaranty shall be in writing, and shall be deemed to have been duly given when personally delivered, or three (3) days after the date deposited in the United States Postal Service, first-class postage prepaid, certified with return receipt requested, or the delivery date designated for overnight courier services (e.g. Federal Express), addressed to the party at the address set forth below, or at such other address as may be hereafter designated in writing by either party to the other.

                LESSOR:

                Aetna Life Insurance Company, a Connecticut corporation

                c/o Lincoln Property Company Management Services, Inc. 30 Executive Park, Suite 100
                Irvine, California 92714
                Attention: Susan Ritschel


                GUARANTOR:
                American Eco Corporation,
                an Ontario, Canada corporation
        ____________________________________________
        ____________________________________________

        Attention:__________________________________
        18. Guarantor hereby represents and warrants that is duly authorized to execute and deliver this Guaranty, that this Guaranty is binding on Guarantor in accordance with its terms; that the terms and provisions of this Guaranty are intended to be valid and enforceable in accordance with its terms; and that the signatory to this Guaranty is duly authorized to bind Guarantor and execute this Guaranty on Guarantor's behalf.

        19. Lessor may assign this Guaranty in conjunction with the assignment of all or any portion of Lessor's interest in the Lease, without the necessity of obtaining Guarantor's consent thereto, and any such assignment shall not affect, or otherwise relieve, Guarantor from its obligations or liability hereunder. Guarantor may not assign or otherwise delegate any of its rights or obligations hereunder without first obtaining Lessor's written consent thereto, which consent may be withheld in Lessor's sole discretion. The terms and provisions of this Guaranty shall inure to the benefit of Lessor and Lessor's partners, lenders, representatives, successors and assigns. Guarantor hereby acknowledges that Lessor is relying upon Guarantor's covenants, representations and warranties contained in this Guaranty in entering into the Lease with Lessee, and Guarantor hereby undertakes to perform its obligations hereunder promptly and in good faith.
        20. If all or any portion of the obligations guaranteed hereunder are paid or performed and all or any part of such payment or performance is avoided or recovered, directly or indirectly, from Lessor as a preference, fraudulent transfer or otherwise, then Guarantor's obligations hereunder shall continue and remain in full force and effect as to any such avoided or recovered payment or performance.

        21. All representations and warranties by Guarantor contained herein or made in writing pursuant to this Guaranty are intended to and shall remain true and correct as of the time of execution of this Guaranty, shall be deemed to be material, shall survive the execution and delivery of this Guaranty, and shall be relied upon by Lessor and Lessor's partners, lenders, representatives, successors and assigns.

        22. This Guaranty shall be governed by and construed in accordance with the laws of the State of California, irrespective of its conflict of law rules. Guarantor hereby consents to the jurisdiction of the courts of the State of California. This Guaranty shall be subject to all valid applicable laws and official orders, rules and regulations, and, in the event this Guaranty or any portion thereof is found to be inconsistent with or contrary to any such laws or official orders, rules or regulations, the latter shall be deemed to control, and this Guaranty shall be regarded as modified and shall continue in full force and effect, provided, however, that nothing herein contained shall be construed as a waiver of any right to question or contest any such law, order, rule or regulation in any forum having jurisdiction in the Premises.

        23. This Guaranty and any exhibits hereto constitute the entire agreement between the parties with respect to the matters covered herein and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof
        24. In the event Guarantor fails to perform any of its obligations under this Guaranty or in the event a dispute arises concerning the meaning or interpretation of any provision of this Guaranty, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs, expert fees, and reasonable attorneys' fees.
        25.  Time is of the essence of this Guaranty.

             IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be signed by its duly authorized representative or officer as of the date set forth below.

        GUARANTOR:
        AMERICAN ECO CORPORATION,
        AN ONTARIO, CANADA CORPORATION

        By:__________________

        Its:_________________
        Date:________________

                                      ADDENDUM I
                              OPTION TO EXTEND THE LEASE


        Reference is made to that certain Lease Agreement dated for reference purposes as of January 9, 1997 (the "Lease") by and between Aetna Life Insurance Company, a Connecticut corporation ("Lessor"), and EIF Holdings, Inc., a Hawaii corporation ("Lessee"), of approximately 14,669 rentable square feet of space located at 475 N. Muller, Anaheim, California (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

        1. GRANT OF OPTION: EXERCISE. If Lessee has not been, during the initial term of this Lease, or is not in default in the performance of any of its obligations under this Lease at the time of delivery to Lessor of the Option Notice and contingent upon review and approval of Lessee's then current financial condition by Lessor, Lessee shall have the right as its option to extend the term of the Lease for one (I) term of five (5) years (the "Extended Term"). The Lease of the Premises during the Extended Term shall be upon the same terms, covenants and conditions as are set forth in this Lease, other than the monthly Base Rent, the amount of the Security Deposit, this extension option and the term of the Lease. If Lessor does not receive from Lessee written notice of Lessee's exercise of this option by 5:00 p.m. Pacific Time on a date which is not more than nine (9) months nor less than six (6) months prior to the end of the term immediately preceding the option period (the "Option Notice"), all rights under this option shall automatically lapse and terminate and shall be of no further force and effect. Time is of the essence herein.

        2. INITIAL BASE RENT DURING EXTENDED TERM. In the event Lessee duly exercises its rights under this option, the monthly Base Rent commencing on the first day of the Extended Term shall be an amount which is the greater of (i) the then current market rent for similar space (the "Fair Rental Value") agreed upon solely by and between Lessor and Lessee and their agents appointed for this purpose, or (ii) the monthly Base Rent in effect on the last day of the initial term of the Lease. Neither Lessor nor Lessee shall have the right to have a court establish the Fair Rental Value. If Lessor and Lessee are unable to agree on the Fair Rental Value for the Extended Term within ten (10) business days after receipt by Lessor of the Option Notice, Lessor and Lessee being obligated only to act in good faith, then Lessor and Lessee shall follow the procedures set forth in Section 3, below.

        3. DETERMINATION OF FAIR RENTAL VALUE. The "Fair Rental Value" of the Premises shall be defined to mean the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing Lessee improvements, and the monthly base rent paid by Lessees for premises comparable to the Premises, and located in the same market area as the Premises. If the parties are unable to agree on the Fair Rental Value for the Extended Term within ten (10) business days after receipt by Lessor of the Option Notice, Lessor and Lessee each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested real estate appraiser with at least five (5) years' fulltime commercial appraisal experience in the geographical area of the Premises to appraise and set the Fair Rental Value for the Extended Term. If either Lessor or Lessee does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Rental Value for the Extended Term. If two (2) appraisers are appointed by Lessor and Lessee as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) appraisers are unable to agree within ten (10) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers are given to set the Fair Rental Value. If they are unable to agree on the third appraiser, either Lessor or Lessee by giving ten (10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third appraiser who meets the qualifications stated in this paragraph. Lessor and Lessee each shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either Lessor or Lessee. Within fifteen (15) days after the selection of the third appraiser, the third appraiser shall select one of the two Fair Rental Values submitted by the first two appraisers as the Fair Rental Value for the Extended Term. If either of the first two appraisers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the Extended Term.

        4. Notwithstanding any provision to the contrary contained herein, in no event shall the minimum monthly Base Rent for the Extended Term as determined pursuant to the Addendum 1, be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the monthly Base Rent for the Extended Term, pursuant to the terms outlined above, Lessor and Lessee shall promptly execute an amendment to the Lease stating the minimum monthly Base Rent for the Extended Term, the amount of the Security Deposit for the Extended Term, and confirming the expiration date of the Extended Term. Lessee shall have no other right to extend the term of the Lease under this Addendum I unless Lessor and Lessee otherwise agree in writing.

        5. If Lessee duly and timely exercises this option in accordance with the terms contained herein, the following shall apply: (a) Lessee shall accept the Premises in its then "As-Is" condition and accordingly, Lessor shall not be required to perform any additional improvements to the Premises; (b) Lessee hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker in Connection with the option described herein, and Lessee hereby further agrees that Lessor shall in no event or circumstance be responsible for the payment of any such commissions and fees; and (c) Lessee shall deliver to Lessor, concurrently with the delivery of the Option Notice, a non-refundable deposit in the amount of the monthly Base Rent in effect as of the last month of the initial term of the Lease (the "Option Deposit"). If, after the delivery to Lessor of the Option Notice, Lessee fails to actually lease the Premises during the Extended Term, then Lessor shall retain the Option Deposit. If, after the delivery to Lessor of the Option Notice, Lessee does actually lease the Premises during the Extended Term, then Lessor shall apply the Option Deposit against any increase in the amount of the Security Deposit required during the Extended Term and the balance of the Option Deposit shall be applied against the monthly Base Rent payable by Lessee during the first month of the Extended Term.

        6. At Lessor's option, all rights of Lessee under this option shall terminate and be of no force and effect if any of the following individual events occur or any combination thereof occur: (I) Lessee has been at any time during the initial term of the Lease, or is in default of any provision of the Lease beyond any notice and cure period at the time of delivery to Lessor of the Option Notice; and/or
        (2) Lessee's or Lessee's Affiliate's (as the case may be) financial condition is unacceptable to Lessor at the time the Option Notice is delivered to Lessor; and/or (3) Lessee has failed to exercise this option in a timely manner in strict accordance with the provisions of this Addendum I; and/or (4) Lessee or an Affiliate of Lessee no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

                                             LESSOR'S INITIALS:
                                             LESSEE'S INITIALS: